Exhibit 99.1

SunPower Proposes Bonus Shares In lieu of Cash Interest for the Next Two Interest Payments of 12% and 7% Notes

OREM, Utah (June 2, 2026) – SunPower Inc. (“SunPower,” the “Company,” or Nasdaq: “SPWR”), a solar technology, services, and installation company, today announced its intent to negotiate with certain holders of its 12% Convertible Senior Notes due 2029 and 7% Convertible Senior Notes due 2029 (collectively, the “Notes”) an offer to accept common stock of equal value with bonus shares in lieu of cash interest for the cash interest otherwise payable on July 1, 2026 and January 1, 2027.

SunPower CEO, T.J. Rodgers commented, “I want to thank all our employees and investors for their continued support of SunPower, and to give special thanks to Fortis Capital for the incremental investment to the 10% notes in May 2026, which fully bolstered our Q2 cash position. The current stock-in-lieu of interest transaction is intended to provide full financial flexibility throughout Q3’26.”

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction.

About SunPower

SunPower Inc. (Nasdaq: SPWR) is a leading residential solar services provider in North America. The Company’s digital platform and installation services support energy needs for customers wishing to make the transition to a more energy-efficient lifestyle. For more information visit www.sunpower.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, and , you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “expected to,” “focus,” “forecast,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” “could,” “forecast,” and “pursue” or the negative of these terms or similar expressions. Forward-looking statements represent SunPower’s current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing SunPower’s estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to market risks, trends and conditions. These risks are not exhaustive. For additional information on these risks and uncertainties and other potential factors that could cause actual results to differ from the results predicted, readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 14, 2026, our quarterly reports on Form 10-Q filed with the SEC, and other documents that we have filed with, or will file with, the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements in this press release speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SunPower assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The shares of SunPower common stock potentially issuable will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

Company Contact:

Sioban Hickie

VP Investor Relations

IR@sunpower.com

(801) 515-8727

Source: SunPower Inc.